Exhibit 99.1

NEWS RELEASE

Investor Contact: Brian Klaus, Senior Vice President, Investor Relations 920-491-7059 Media Contact: Autumn Latimore, Senior Vice President, Public Relations 414-278-1860

Associated Reports Second Quarter Earnings of $0.28 per share

Earnings per share up 16.7% from a year ago

GREEN BAY, Wis. — July 18, 2013 — Associated Banc-Corp (NASDAQ: ASBC) today reported net income to common shareholders of $47 million, or $0.28 per common share, for the quarter ended June 30, 2013. This compares to net income to common shareholders of $42 million, or $0.24 per common share, for the quarter ended June 30, 2012.

“We are pleased to report another quarter of solid results and continue to look for opportunities to deliver value for our shareholders,” said President and CEO Philip B. Flynn. “Our mortgage banking business had a record quarter and we are encouraged by momentum being created in our other lines of business.” “We remain focused on strengthening our franchise and deploying our capital in a disciplined manner, consistent with our commitment to building long-term shareholder value at Associated.”

HIGHLIGHTS

•	Net income to common shareholders of $47 million, up 10.9% from the prior year period

–	Quarterly earnings have improved 10 consecutive quarters

•	Return on Tier 1 common equity for the quarter was 9.9%, compared to 9.3% for the prior year period

•	Average loan balances increased by $280 million, or 2% from the first quarter and have increased $1.1 billion, or 8% from a year ago

–	Average total commercial loan balances grew by 4% from the first quarter and accounted for the majority of this quarter’s average loan growth

•	Average deposits for the second quarter increased by $2.1 billion, or 14% from a year ago to $17.1 billion

–	Checking and savings deposits continued to grow

•	Credit quality continued to improve with net charge offs, nonaccrual loans, and potential problem loans all declining quarter over quarter

•	During the second quarter, the Company repurchased $30 million, or approximately 2 million shares, of common stock at an average cost of $15.09.

•	Capital ratios remain very strong with a Tier 1 common equity ratio of 11.48%

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SECOND QUARTER 2013 FINANCIAL RESULTS

Loans

Average loans of $15.7 billion increased by $280 million, or 2% from the first quarter and increased $1.1 billion, or 8%, from the year ago quarter. Commercial and business lending average balances increased by $245 million, or 4% from the prior quarter. Commercial real estate lending average balances grew by $130 million, or 4% on a linked-quarter basis. The residential mortgage portfolio average balances grew by $39 million, or 1%, during the quarter. This growth was partially offset by continued run off in home equity and installment loan balances, which experienced an average balance decline of $135 million, or 5%, during the quarter.

Deposits

Average deposits of $17.1 billion were relatively flat compared to the first quarter but have increased by $2.1 billion, or 14%, from the year ago quarter. During the second quarter, average balance growth in checking and savings deposits were offset by a 2% decline in money market deposits coupled with the continued decline in time deposits.

Net Interest Income and Net Interest Margin

Second quarter net interest income of $160 million increased $2 million, or 2% compared to the prior quarter and $6 million, or 4% compared to the year ago quarter.

Second quarter net interest margin was 3.16%, a slight decrease of 1 basis point from the 3.17% reported in first quarter and a decrease of 14 basis points from a year ago. The decrease from the first quarter was the result of a 5 basis point decline in asset yields which was offset by 4 basis points of liability cost management actions.

Noninterest Income and Expense

Noninterest income for the quarter was $84 million, up $2 million, or 3%, from the first quarter and grew $8 million or 11% from the year ago quarter. Trust fees, service charges, non-deposit fees, and brokerage commissions all improved during the quarter. However, core fee revenue was flat to the prior quarter as these improvements were offset by a $3 million reserve related to third party insurance products sold in prior years. Mortgage banking income increased $1 million from the prior quarter as an increase of $3 million in mortgage servicing rights valuation allowance recoveries ($8 million in second quarter compared to $5 million in the first quarter) was partially offset by $2 million in lower gain on sales. The $1 million decline in asset gains and losses was primarily related to a $2 million real estate write down as the Company continues to identify cost efficiency opportunities within its footprint.

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Total noninterest expense for the quarter ended June 30, 2013 was $170 million, up $3 million, or 2%, from the first quarter. Personnel expense increased $2 million from the first quarter, including $1 million of severance charges related to our on-going consolidation and efficiency efforts. Losses other than loans were $2 million higher than the first quarter due to increases in unfunded commitment reserves. The efficiency ratio continued to improve during the period reflecting management’s focus on expense management.

Credit

The Company reported another quarter of improving credit quality with nonaccrual loans down 4%, to $217 million compared to the first quarter, and down 32% from a year ago. The ratio of nonaccrual loans to total loans now stands at 1.38% and has improved for the 13th consecutive quarter.

Net charge offs of $14 million for the second quarter were down slightly from the first quarter, and were $10 million lower than a year ago.

Second quarter provision for loan losses was $4 million, equal to the first quarter. The Company’s allowance for loan losses was $277 million, representing an allowance equal to 1.76% of loans and representing a coverage ratio of over 127% of nonaccrual loans at June 30, 2013.

Capital Ratios

The Company’s capital position remains very strong, with a Tier 1 common equity ratio of 11.48% at June 30, 2013. The Company’s capital ratios continue to be well in excess of both current and proposed “well-capitalized” regulatory benchmarks.

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SECOND QUARTER 2013 EARNINGS RELEASE CONFERENCE CALL

The Company will host a conference call for investors and analysts at 4:00 p.m. Central Time (CT) today, July 18, 2013. Interested parties can listen to the call live on the Internet through the investor relations section of the company’s website, http://investor.associatedbank.com or by dialing 888-317-6016. The slide presentation for the call will be available on the company’s website just prior to the call. The number for international callers is 412-317-6016. Participants should ask the operator for the Associated Banc-Corp second quarter 2013 earnings call.

An audio archive of the webcast will be available on the company’s website at http://investor.associatedbank.com. A telephone replay will be available one hour after the completion of the call through 8:00 a.m. CT on August 19, 2013, by dialing 877-344-7529 and entering the conference ID number 10030196. The replay number for international callers is 412-317-0088.

ABOUT ASSOCIATED BANC-CORP

Associated Banc-Corp (NASDAQ: ASBC) has total assets of $24 billion and is one of the top 50, publicly traded, U.S. bank holding companies. Headquartered in Green Bay, Wis., Associated is a leading Midwest banking franchise, offering a full range of financial products and services through approximately 240 banking locations serving more than 150 communities throughout Wisconsin, Illinois and Minnesota, and commercial financial services in Indiana, Michigan, Missouri, Ohio and Texas. Associated Bank, N.A. is an Equal Housing Lender, Equal Opportunity Lender and Member FDIC. More information about Associated Banc-Corp is available at www.associatedbank.com.

FORWARD LOOKING STATEMENTS

Statements made in this document which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-looking statements may be identified by the use of words such as “believe”, “expect”, “anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

# # #

Consolidated Balance Sheets (Unaudited)

Associated Banc-Corp

(in thousands)	June 30, 2013	March 31, 2013	Seql Qtr $ Change	December 31, 2012	September 30, 2012	June 30, 2012	Comp Qtr $ Change
Assets
Cash and due from banks	$422,779	$336,247	$86,532	$563,304	$419,529	$414,760	$8,019
Interest-bearing deposits in other financial institutions	121,390	82,555	38,835	147,434	531,303	180,050	(58,660)
Federal funds sold and securities purchased under agreements to resell	10,800	8,600	2,200	27,135	2,460	3,800	7,000
Securities held to maturity, at amortized cost	75,946	54,123	21,823	39,877	21,852	—	75,946
Securities available for sale, at fair value	4,854,319	4,950,317	(95,998)	4,926,758	4,496,198	4,521,436	332,883
Federal Home Loan Bank and Federal Reserve Bank stocks, at cost	181,008	152,490	28,518	166,774	166,100	176,041	4,967
Loans held for sale	203,576	173,389	30,187	261,410	157,093	157,481	46,095
Loans	15,746,599	15,551,562	195,037	15,411,022	14,966,214	14,698,902	1,047,697
Allowance for loan losses	(277,218)	(286,923)	9,705	(297,409)	(315,150)	(332,658)	55,440

Loans, net	15,469,381	15,264,639	204,742	15,113,613	14,651,064	14,366,244	1,103,137
Premises and equipment, net	258,903	254,674	4,229	253,958	238,756	225,245	33,658
Goodwill	929,168	929,168	—	929,168	929,168	929,168	—
Other intangible assets, net	74,612	66,294	8,318	61,176	61,294	64,812	9,800
Trading assets	49,732	65,014	(15,282)	70,711	76,159	73,484	(23,752)
Other assets	965,330	940,258	25,072	926,417	987,378	968,579	(3,249)

Total assets	$23,616,944	$23,277,768	$339,176	$23,487,735	$22,738,354	$22,081,100	$1,535,844

Liabilities and Stockholders’ Equity
Noninterest-bearing demand deposits	$4,259,776	$4,453,109	$(193,333)	$4,759,556	$4,320,437	$3,874,429	$385,347
Interest-bearing deposits	12,872,660	12,968,185	(95,525)	12,180,309	12,130,155	11,232,442	1,640,218

Total deposits	17,132,436	17,421,294	(288,858)	16,939,865	16,450,592	15,106,871	2,025,565
Federal funds purchased and securities sold under agreements to repurchase	545,740	730,855	(185,115)	750,455	1,138,027	1,253,270	(707,530)
Other short-term funding	2,218,760	1,038,697	1,180,063	1,576,484	615,258	1,400,000	818,760
Long-term funding	614,822	915,063	(300,241)	1,015,346	1,305,422	1,150,729	(535,907)
Trading liabilities	52,598	70,236	(17,638)	76,343	82,861	80,107	(27,509)
Accrued expenses and other liabilities	175,612	165,358	10,254	192,843	195,742	180,502	(4,890)

Total liabilities	20,739,968	20,341,503	398,465	20,551,336	19,787,902	19,171,479	1,568,489
Stockholders’ Equity
Preferred equity	63,272	63,272	—	63,272	63,272	63,272	—
Common stock	1,750	1,750	—	1,750	1,750	1,750	—
Surplus	1,610,243	1,605,966	4,277	1,602,136	1,599,070	1,594,995	15,248
Retained earnings	1,330,737	1,297,692	33,045	1,281,811	1,250,189	1,213,735	117,002
Accumulated other comprehensive income (loss)	(25,015)	42,991	(68,006)	48,603	67,303	66,579	(91,594)
Treasury stock	(104,011)	(75,406)	(28,605)	(61,173)	(31,132)	(30,710)	(73,301)

Total stockholders’ equity	2,876,976	2,936,265	(59,289)	2,936,399	2,950,452	2,909,621	(32,645)

Total liabilities and stockholders’ equity	$23,616,944	$23,277,768	$339,176	$23,487,735	$22,738,354	$22,081,100	$1,535,844

Consolidated Statements of Income (Unaudited)

Associated Banc-Corp

	For The Three Months Ended June 30,		Quarter		For The Six Months Ended June 30,		Year-to-Date
(in thousands, except per share amounts)	2013	2012	$ Change	% Change	2013	2012	$ Change	% Change
Interest Income
Interest and fees on loans	$146,896	$147,188	$(292)	(0.2%)	$292,423	$296,211	$(3,788)	(1.3%)
Interest and dividends on investment securities:
Taxable	21,446	23,000	(1,554)	(6.8%)	43,059	46,029	(2,970)	(6.5%)
Tax-exempt	6,785	7,135	(350)	(4.9%)	13,750	14,409	(659)	(4.6%)
Other interest	1,233	1,262	(29)	(2.3%)	2,480	2,509	(29)	(1.2%)

Total interest income	176,360	178,585	(2,225)	(1.2%)	351,712	359,158	(7,446)	(2.1%)
Interest Expense
Interest on deposits	7,769	10,553	(2,784)	(26.4%)	16,310	22,589	(6,279)	(27.8%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	333	612	(279)	(45.6%)	743	1,379	(636)	(46.1%)
Interest on other short-term funding	525	1,197	(672)	(56.1%)	857	2,253	(1,396)	(62.0%)
Interest on long-term funding	7,551	11,956	(4,405)	(36.8%)	15,967	24,002	(8,035)	(33.5%)

Total interest expense	16,178	24,318	(8,140)	(33.5%)	33,877	50,223	(16,346)	(32.5%)

Net Interest Income	160,182	154,267	5,915	3.8%	317,835	308,935	8,900	2.9%
Provision for loan losses	4,000	—	4,000	N/M	8,000	—	8,000	N/M

Net interest income after provision for loan losses	156,182	154,267	1,915	1.2%	309,835	308,935	900	0.3%
Noninterest Income
Trust service fees	11,405	10,125	1,280	12.6%	22,315	19,912	2,403	12.1%
Service charges on deposit accounts	17,443	16,768	675	4.0%	34,272	34,810	(538)	(1.5%)
Card-based and other nondeposit fees	12,591	12,084	507	4.2%	24,541	22,963	1,578	6.9%
Insurance commissions	9,631	12,912	(3,281)	(25.4%)	21,394	24,502	(3,108)	(12.7%)
Brokerage and annuity commissions	3,688	4,206	(518)	(12.3%)	7,204	8,333	(1,129)	(13.5%)

Total core fee-based revenue	54,758	56,095	(1,337)	(2.4%)	109,726	110,520	(794)	(0.7%)
Mortgage banking, net	19,263	16,735	2,528	15.1%	37,028	34,389	2,639	7.7%
Capital market fees, net	5,074	2,673	2,401	89.8%	7,657	6,389	1,268	19.8%
Bank owned life insurance income	3,281	3,164	117	3.7%	6,251	7,456	(1,205)	(16.2%)
Asset gains (losses), net	(44)	(4,984)	4,940	(99.1%)	792	(8,578)	9,370	(109.2%)
Investment securities gains, net	34	563	(529)	(94.0%)	334	603	(269)	(44.6%)
Other	1,944	1,705	239	14.0%	4,522	3,618	904	25.0%

Total noninterest income	84,310	75,951	8,359	11.0%	166,310	154,397	11,913	7.7%
Noninterest Expense
Personnel expense	99,791	93,819	5,972	6.4%	197,698	188,100	9,598	5.1%
Occupancy	14,305	14,008	297	2.1%	29,967	29,187	780	2.7%
Equipment	6,462	5,719	743	13.0%	12,629	11,187	1,442	12.9%
Data processing	12,651	11,304	1,347	11.9%	24,159	20,820	3,339	16.0%
Business development and advertising	5,028	5,468	(440)	(8.0%)	9,565	10,849	(1,284)	(11.8%)
Other intangible amortization	1,011	1,049	(38)	(3.6%)	2,022	2,098	(76)	(3.6%)
Loan expense	3,044	2,948	96	3.3%	6,328	5,858	470	8.0%
Legal and professional fees	5,483	5,657	(174)	(3.1%)	10,828	15,372	(4,544)	(29.6%)
Losses other than loans	1,799	2,060	(261)	(12.7%)	1,483	5,610	(4,127)	(73.6%)
Foreclosure/OREO expense	2,302	4,343	(2,041)	(47.0%)	4,724	7,705	(2,981)	(38.7%)
FDIC expense	4,395	4,778	(383)	(8.0%)	9,827	9,648	179	1.9%
Other	13,725	14,877	(1,152)	(7.7%)	27,681	29,358	(1,677)	(5.7%)

Total noninterest expense	169,996	166,030	3,966	2.4%	336,911	335,792	1,119	0.3%

Income before income taxes	70,496	64,188	6,308	9.8%	139,234	127,540	11,694	9.2%
Income tax expense	22,608	20,871	1,737	8.3%	43,958	41,590	2,368	5.7%

Net income	47,888	43,317	4,571	10.6%	95,276	85,950	9,326	10.9%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	2,600	2,600	—	0.0%

Net income available to common equity	$46,588	$42,017	$4,571	10.9%	$92,676	$83,350	$9,326	11.2%

Earnings Per Common Share:
Basic	$0.28	$0.24	$0.04	16.7%	$0.55	$0.48	$0.07	14.6%
Diluted	$0.28	$0.24	$0.04	16.7%	$0.55	$0.48	$0.07	14.6%
Average Common Shares Outstanding:
Basic	166,605	172,839	(6,234)	(3.6%)	167,415	173,343	(5,928)	(3.4%)
Diluted	166,748	172,841	(6,093)	(3.5%)	167,552	173,345	(5,793)	(3.3%)

N/M = Not meaningful.

Consolidated Statements of Income (Unaudited) - Quarterly Trend

Associated Banc-Corp

			Sequential Qtr					Comparable Qtr
(in thousands, except per share amounts)	2Q13	1Q13	$ Change	% Change	4Q12	3Q12	2Q12	$ Change	% Change
Interest Income
Interest and fees on loans	$146,896	$145,527	$1,369	0.9%	$150,107	$149,647	$147,188	$(292)	(0.2%)
Interest and dividends on investment securities:
Taxable	21,446	21,613	(167)	(0.8%)	20,368	20,548	23,000	(1,554)	(6.8%)
Tax-exempt	6,785	6,965	(180)	(2.6%)	7,119	7,127	7,135	(350)	(4.9%)
Other interest	1,233	1,247	(14)	(1.1%)	2,876	1,334	1,262	(29)	(2.3%)

Total interest income	176,360	175,352	1,008	0.6%	180,470	178,656	178,585	(2,225)	(1.2%)
Interest Expense
Interest on deposits	7,769	8,541	(772)	(9.0%)	9,091	9,751	10,553	(2,784)	(26.4%)
Interest on Federal funds purchased and securities sold under agreements to repurchase	333	410	(77)	(18.8%)	558	750	612	(279)	(45.6%)
Interest on other short-term funding	525	332	193	58.1%	226	815	1,197	(672)	(56.1%)
Interest on long-term funding	7,551	8,416	(865)	(10.3%)	9,140	11,738	11,956	(4,405)	(36.8%)

Total interest expense	16,178	17,699	(1,521)	(8.6%)	19,015	23,054	24,318	(8,140)	(33.5%)

Net Interest Income	160,182	157,653	2,529	1.6%	161,455	155,602	154,267	5,915	3.8%
Provision for loan losses	4,000	4,000	—	0.0%	3,000	—	—	4,000	N/M

Net interest income after provision for loan losses	156,182	153,653	2,529	1.6%	158,455	155,602	154,267	1,915	1.2%
Noninterest Income
Trust service fees	11,405	10,910	495	4.5%	10,429	10,396	10,125	1,280	12.6%
Service charges on deposit accounts	17,443	16,829	614	3.6%	16,817	17,290	16,768	675	4.0%
Card-based and other nondeposit fees	12,591	11,950	641	5.4%	12,690	12,209	12,084	507	4.2%
Insurance commissions	9,631	11,763	(2,132)	(18.1%)	10,862	11,650	12,912	(3,281)	(25.4%)
Brokerage and annuity commissions	3,688	3,516	172	4.9%	3,678	3,632	4,206	(518)	(12.3%)

Total core fee-based revenue	54,758	54,968	(210)	(0.4%)	54,476	55,177	56,095	(1,337)	(2.4%)
Mortgage banking, net	19,263	17,765	1,498	8.4%	13,530	15,581	16,735	2,528	15.1%
Capital market fees, net	5,074	2,583	2,491	96.4%	4,243	3,609	2,673	2,401	89.8%
Bank owned life insurance income	3,281	2,970	311	10.5%	3,206	3,290	3,164	117	3.7%
Asset gains (losses), net	(44)	836	(880)	(105.3%)	(209)	(3,309)	(4,984)	4,940	(99.1%)
Investment securities gains, net	34	300	(266)	(88.7%)	152	3,506	563	(529)	(94.0%)
Other	1,944	2,578	(634)	(24.6%)	2,507	3,134	1,705	239	14.0%

Total noninterest income	84,310	82,000	2,310	2.8%	77,905	80,988	75,951	8,359	11.0%
Noninterest Expense
Personnel expense	99,791	97,907	1,884	1.9%	98,073	95,231	93,819	5,972	6.4%
Occupancy	14,305	15,662	(1,357)	(8.7%)	17,273	14,334	14,008	297	2.1%
Equipment	6,462	6,167	295	4.8%	6,444	5,935	5,719	743	13.0%
Data processing	12,651	11,508	1,143	9.9%	11,706	11,022	11,304	1,347	11.9%
Business development and advertising	5,028	4,537	491	10.8%	5,395	5,059	5,468	(440)	(8.0%)
Other intangible amortization	1,011	1,011	—	0.0%	1,049	1,048	1,049	(38)	(3.6%)
Loan expense	3,044	3,284	(240)	(7.3%)	3,130	3,297	2,948	96	3.3%
Legal and professional fees	5,483	5,345	138	2.6%	8,174	7,686	5,657	(174)	(3.1%)
Losses other than loans	1,799	(316)	2,115	N/M	3,071	3,577	2,060	(261)	(12.7%)
Foreclosure/OREO expense	2,302	2,422	(120)	(5.0%)	3,293	4,071	4,343	(2,041)	(47.0%)
FDIC expense	4,395	5,432	(1,037)	(19.1%)	4,813	5,017	4,778	(383)	(8.0%)
Other	13,725	13,956	(231)	(1.7%)	13,907	13,426	14,877	(1,152)	(7.7%)

Total noninterest expense	169,996	166,915	3,081	1.8%	176,328	169,703	166,030	3,966	2.4%

Income before income taxes	70,496	68,738	1,758	2.6%	60,032	66,887	64,188	6,308	9.8%
Income tax expense	22,608	21,350	1,258	5.9%	13,404	20,492	20,871	1,737	8.3%

Net income	47,888	47,388	500	1.1%	46,628	46,395	43,317	4,571	10.6%
Preferred stock dividends and discount	1,300	1,300	—	0.0%	1,300	1,300	1,300	—	0.0%

Net income available to common equity	$46,588	$46,088	$500	1.1%	$45,328	$45,095	$42,017	$4,571	10.9%

Earnings Per Common Share:
Basic	$0.28	$0.27	$0.01	3.7%	$0.26	$0.26	$0.24	$0.04	16.7%
Diluted	$0.28	$0.27	$0.01	3.7%	$0.26	$0.26	$0.24	$0.04	16.7%
Average Common Shares Outstanding:
Basic	166,605	168,234	(1,629)	(1.0%)	170,707	171,650	172,839	(6,234)	(3.6%)
Diluted	166,748	168,404	(1,656)	(1.0%)	170,896	171,780	172,841	(6,093)	(3.5%)

N/M = Not meaningful.

Selected Quarterly Information

Associated Banc-Corp

(in thousands, except per share, full time equivalent employee data and otherwise noted)	YTD 2013	YTD 2012	2nd Qtr 2013	1st Qtr 2013	4th Qtr 2012	3rd Qtr 2012	2nd Qtr 2012
Summary of Operations
Net interest income	$317,835	$308,935	$160,182	$157,653	$161,455	$155,602	$154,267
Provision for loan losses	8,000	—	4,000	4,000	3,000	—	—
Asset gains (losses), net	792	(8,578)	(44)	836	(209)	(3,309)	(4,984)
Investment securities gains, net	334	603	34	300	152	3,506	563
Noninterest income (excluding securities & asset gains)	165,184	162,372	84,320	80,864	77,962	80,791	80,372
Noninterest expense	336,911	335,792	169,996	166,915	176,328	169,703	166,030
Income before income taxes	139,234	127,540	70,496	68,738	60,032	66,887	64,188
Income tax expense	43,958	41,590	22,608	21,350	13,404	20,492	20,871
Net income	95,276	85,950	47,888	47,388	46,628	46,395	43,317
Net income available to common equity	92,676	83,350	46,588	46,088	45,328	45,095	42,017
Taxable equivalent adjustment	10,086	10,557	4,996	5,090	5,221	5,268	5,254

Per Common Share Data
Net income:
Basic	$0.55	$0.48	$0.28	$0.27	$0.26	$0.26	$0.24
Diluted	0.55	0.48	0.28	0.27	0.26	0.26	0.24
Dividends	0.16	0.10	0.08	0.08	0.08	0.05	0.05
Market Value:
High	$15.69	$14.63	$15.69	$15.30	$13.54	$13.79	$13.97
Low	13.46	11.43	13.81	13.46	12.19	12.04	11.76
Close	15.55	13.19	15.55	15.19	13.12	13.16	13.19
Book value	16.97	16.59	16.97	17.13	16.97	16.82	16.59
Tier 1 common equity / share	11.42	10.66	11.42	11.22	11.08	10.89	10.66
Tangible book value	11.28	11.07	11.28	11.51	11.39	11.31	11.07

Performance Ratios (annualized)
Earning assets yield	3.49%	3.83%	3.47%	3.52%	3.70%	3.73%	3.80%
Interest-bearing liabilities rate	0.43	0.68	0.41	0.45	0.51	0.62	0.65
Net interest margin	3.17	3.31	3.16	3.17	3.32	3.26	3.30
Return on average assets	0.83	0.80	0.82	0.83	0.83	0.84	0.80
Return on average tangible common equity	9.78	8.86	9.76	9.81	9.15	9.32	8.87
Return on average Tier 1 common equity (1)	10.00	9.25	9.94	10.07	9.61	9.69	9.26
Efficiency ratio (2)	69.64	72.57	69.54	69.74	73.71	72.81	72.30
Efficiency ratio, fully taxable equivalent (2)	67.91	69.25	67.73	68.10	71.65	69.79	68.77
Effective tax rate	31.57	32.61	32.07	31.06	22.33	30.64	32.52
Dividend payout ratio (3)	29.09%	20.83%	28.57%	29.63%	30.77%	19.23%	20.83%

Average Balances
Assets	$23,173,203	$21,671,870	$23,306,220	$23,038,708	$22,461,886	$22,016,748	$21,684,600
Earning assets	20,816,828	19,378,888	20,951,244	20,680,919	20,032,432	19,659,796	19,386,046
Interest-bearing liabilities	15,854,444	14,921,209	15,988,021	15,719,383	14,840,162	14,940,697	14,922,006
Loans (4)	15,588,752	14,456,522	15,727,807	15,448,152	15,131,102	14,916,793	14,602,602
Deposits	17,125,617	15,025,625	17,105,078	17,146,384	16,650,268	15,615,856	15,050,684
Short and long-term funding	2,917,657	3,585,023	3,074,647	2,758,923	2,638,661	3,286,943	3,566,346
Common stockholders’ equity	2,853,995	2,839,482	2,857,722	2,850,227	2,915,346	2,870,438	2,852,050
Stockholders’ equity	2,917,267	2,902,754	2,920,994	2,913,499	2,978,618	2,933,710	2,915,322
Average Tier 1 common equity (1)	1,868,696	1,812,684	1,880,826	1,856,431	1,876,686	1,850,610	1,825,441

Reconciliation of non-GAAP financial measures
Efficiency ratio (2)	69.64%	72.57%	69.54%	69.74%	73.71%	72.81%	72.30%
Taxable equivalent adjustment	(1.43)	(1.62)	(1.39)	(1.46)	(1.57)	(1.61)	(1.62)
Asset gain (losses), net	0.12	(1.26)	(0.01)	0.24	(0.06)	(0.98)	(1.47)
Other intangible amortization	(0.42)	(0.44)	(0.41)	(0.42)	(0.43)	(0.43)	(0.44)
Efficiency ratio, fully taxable equivalent (2)	67.91%	69.25%	67.73%	68.10%	71.65%	69.79%	68.77%

Selected Quarterly Information (continued)

Associated Banc-Corp

(in thousands, except per share, full time equivalent employee data and otherwise noted)	2nd Qtr 2013	1st Qtr 2013	4th Qtr 2012	3rd Qtr 2012	2nd Qtr 2012
At Period End
Assets	$23,616,944	$23,277,768	$23,487,735	$22,738,354	$22,081,100
Loans	15,746,599	15,551,562	15,411,022	14,966,214	14,698,902
Allowance for loan losses	277,218	286,923	297,409	315,150	332,658
Goodwill	929,168	929,168	929,168	929,168	929,168
Mortgage servicing rights, net	61,407	52,078	45,949	45,018	47,488
Other intangible assets, net	13,205	14,216	15,227	16,276	17,324
Deposits	17,132,436	17,421,294	16,939,865	16,450,592	15,106,871
Loans / deposits	91.91%	89.27%	90.97%	90.98%	97.30%
Risk weighted assets ($ in millions) (5) (7)	16,504	16,163	16,149	15,575	15,188
Tier 1 common equity (1)	1,893,875	1,881,410	1,875,534	1,869,931	1,828,529
Stockholders’ equity / assets	12.18%	12.61%	12.50%	12.98%	13.18%
Tangible common equity / tangible assets (6)	8.25%	8.64%	8.56%	8.91%	8.99%
Tangible equity / tangible assets (6)	8.53%	8.92%	8.84%	9.20%	9.29%
Tier 1 common equity / risk-weighted assets (5) (7)	11.48%	11.64%	11.61%	12.01%	12.04%
Tier 1 leverage ratio (5) (7)	8.73%	8.78%	8.98%	9.99%	9.95%
Tier 1 risk-based capital ratio (5) (7)	11.86%	12.03%	12.01%	13.57%	13.64%
Total risk-based capital ratio (5) (7)	13.27%	13.45%	13.42%	15.00%	15.08%
Shares outstanding, end of period	165,837	167,673	169,304	171,657	171,611

Selected trend information
Average full time equivalent employees	4,790	4,841	4,915	4,965	4,951
Trust assets under management, at market value ($ in millions)	$6,894	$6,913	$6,454	$6,163	$5,934
Mortgage loans originated for sale during period	782,398	681,410	780,469	715,184	738,091
Mortgage portfolio serviced for others ($ in millions)	7,794	7,585	7,453	7,547	7,511
Mortgage servicing rights, net / Portfolio serviced for others	0.79%	0.69%	0.62%	0.60%	0.63%

(1)	Tier 1 common equity, a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Tier 1 common equity (period end and average) is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.
(2)	Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enchances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
(3)	Ratio is based upon basic earnings per common share.
(4)	Loans held for sale have been included in the average balances.
(5)	June 30, 2013 data is estimated.
(6)	Tangible equity, tangible common equity and tangible assets exclude goodwill and other intangible assets, which is a non-GAAP financial measure. These financial measures have been included as they are considered to be critical metrics with which to analyze and evaluate financial condition and capital strength.
(7)	The Federal Reserve establishes capital adequacy requirements, including well-capitalized standards for the Corporation. The OCC establishes simliar capital adequacy requirements and standards for the Bank. Regulatory capital primarily consists of Tier 1 risk-based capital and Tier 2 risk-based capital. The sum of Tier 1 risk-based capital and Tier 2 risk-based capital equals our total risk-based capital. Risk-based capital guidelines require a minimum level of capital as a percentage of risk-weighted assets. Risk-weighted assets consist of total assets plus certain off-balance sheet and market items, subject to adjustment for predefined credit risk factors.

Selected Asset Quality Information

Associated Banc-Corp

(in thousands)	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Allowance for Loan Losses
Beginning balance	$286,923	$297,409	(3.5%)	$315,150	$332,658	$356,298	(19.5%)
Provision for loan losses	4,000	4,000	N/M	3,000	—	—	N/M
Charge offs	(21,904)	(27,128)	(19.3%)	(30,417)	(25,030)	(30,340)	(27.8%)
Recoveries	8,199	12,642	(35.1%)	9,676	7,522	6,700	22.4%

Net charge offs	(13,705)	(14,486)	(5.4%)	(20,741)	(17,508)	(23,640)	(42.0%)

Ending balance	$277,218	$286,923	(3.4%)	$297,409	$315,150	$332,658	(16.7%)

Reserve for losses on unfunded commitments	$22,400	$21,100	6.2%	$21,800	$19,800	$18,900	18.5%

Net Charge Offs	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Commercial and industrial	$1,477	$696	112.2%	$2,630	$3,831	$14,544	(89.8%)
Commercial real estate—owner occupied	1,574	1,518	3.7%	2,056	(8)	1,164	35.2%
Lease financing	16	(12)	(233.3%)	754	(20)	—	N/M

Commercial and business lending	3,067	2,202	39.3%	5,440	3,803	15,708	(80.5%)
Commercial real estate—investor	2,999	163	N/M	(232)	1,905	177	N/M
Real estate construction	(95)	1,392	(106.8%)	858	(187)	558	(117.0%)

Commercial real estate lending	2,904	1,555	86.8%	626	1,718	735	295.1%

Total commercial	5,971	3,757	58.9%	6,066	5,521	16,443	(63.7%)
Home equity revolving lines of credit	2,512	3,615	(30.5%)	3,590	4,180	2,637	(4.7%)
Home equity loans 1st liens	954	765	24.7%	1,060	1,056	778	22.6%
Home equity loans junior liens	2,034	1,957	3.9%	3,421	2,686	1,869	8.8%

Home equity	5,500	6,337	(13.2%)	8,071	7,922	5,284	4.1%
Installment	66	177	(62.7%)	1,027	324	371	(82.2%)
Residential mortgage	2,168	4,215	(48.6%)	5,577	3,741	1,542	40.6%

Total consumer	7,734	10,729	(27.9%)	14,675	11,987	7,197	7.5%

Total net charge offs	$13,705	$14,486	(5.4%)	$20,741	$17,508	$23,640	(42.0%)

Net Charge Offs to Average Loans (in basis points) *	Jun 30, 2013	Mar 31, 2013		Dec 31, 2012	Sep 30, 2012	Jun 30, 2012
Commercial and industrial	13	6		25	37	151
Commercial real estate—owner occupied	54	51		69	(0)	43
Lease financing	12	(8)		480	(13)	—

Commercial and business lending	21	16		40	29	126
Commercial real estate—investor	41	2		(3)	27	3
Real estate construction	(5)	82		54	(12)	40

Commercial real estate lending	31	18		7	20	9

Total commercial	25	17		27	25	79
Home equity revolving lines of credit	112	159		148	167	104
Home equity loans 1st liens	42	32		40	38	28
Home equity loans junior liens	336	303		486	361	240

Home equity	108	119		140	132	86
Installment	6	16		86	26	28
Residential mortgage	24	47		64	45	19

Total consumer	50	70		93	77	46

Total net charge offs	35	38		55	47	65

Credit Quality	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Nonaccrual loans	$217,493	$225,436	(3.5%)	$252,868	$278,172	$317,872	(31.6%)
Other real estate owned (OREO)	27,407	35,156	(22.0%)	34,900	36,053	40,029	(31.5%)

Total nonperforming assets	$244,900	$260,592	(6.0%)	$287,768	$314,225	$357,901	(31.6%)

Loans 90 or more days past due and still accruing	1,548	5,690	(72.8%)	2,289	2,334	5,224	(70.4%)
Restructured loans (accruing)	119,066	120,093	(0.9%)	121,087	135,791	122,229	(2.6%)
Allowance for loan losses / loans	1.76%	1.84%		1.93%	2.11%	2.26%
Allowance for loan losses / nonaccrual loans	127.46	127.27		117.61	113.29	104.65
Nonaccrual loans / total loans	1.38	1.45		1.64	1.86	2.16
Nonperforming assets / total loans plus OREO	1.55	1.67		1.86	2.09	2.43
Nonperforming assets / total assets	1.04	1.12		1.23	1.38	1.62
Net charge offs / average loans (annualized)	0.35	0.38		0.55	0.47	0.65
Year-to-date net charge offs / average loans	0.36	0.38		0.57	0.58	0.63
Nonaccrual loans by type:
Commercial and industrial	$30,302	$33,242	(8.8%)	$39,182	$41,694	$46,111	(34.3%)
Commercial real estate—owner occupied	24,003	23,199	3.5%	24,254	27,161	33,417	(28.2%)
Lease financing	72	2,165	(96.7%)	3,031	5,927	8,260	(99.1%)

Commercial and business lending	54,377	58,606	(7.2%)	66,467	74,782	87,788	(38.1%)
Commercial real estate—investor	60,780	56,776	7.1%	58,687	71,522	88,806	(31.6%)
Real estate construction	21,419	22,166	(3.4%)	27,302	31,684	36,403	(41.2%)

Commercial real estate lending	82,199	78,942	4.1%	85,989	103,206	125,209	(34.4%)

Total commercial	136,576	137,548	(0.7%)	152,456	177,988	212,997	(35.9%)
Home equity revolving lines of credit	12,940	15,914	(18.7%)	20,446	19,242	22,651	(42.9%)
Home equity loans 1st liens	7,898	8,626	(8.4%)	8,717	9,425	7,870	0.4%
Home equity loans junior liens	7,296	9,405	(22.4%)	10,052	9,800	11,015	(33.8%)

Home equity	28,134	33,945	(17.1%)	39,215	38,467	41,536	(32.3%)
Installment	1,533	1,762	(13.0%)	1,838	2,893	3,047	(49.7%)
Residential mortgage	51,250	52,181	(1.8%)	59,359	58,824	60,292	(15.0%)

Total consumer	80,917	87,888	(7.9%)	100,412	100,184	104,875	(22.8%)

Total nonaccrual loans	$217,493	$225,436	(3.5%)	$252,868	$278,172	$317,872	(31.6%)

*	Annualized.
N/M	= Not meaningful.

Selected Asset Quality Information (continued)

Associated Banc-Corp

(in thousands)	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Restructured loans (accruing)
Commercial and industrial	$30,970	$29,251	5.9%	$28,140	$35,015	$28,399	9.1%
Commercial real estate—owner occupied	14,336	12,888	11.2%	13,852	15,706	7,115	101.5%
Lease financing	—	—	N/M	—	—	—	N/M

Commercial and business lending	45,306	42,139	7.5%	41,992	50,721	35,514	27.6%
Commercial real estate—investor	37,299	41,253	(9.6%)	41,660	49,249	49,325	(24.4%)
Real estate construction	5,365	5,540	(3.2%)	4,530	3,561	5,838	(8.1%)

Commercial real estate lending	42,664	46,793	(8.8%)	46,190	52,810	55,163	(22.7%)

Total commercial	87,970	88,932	(1.1%)	88,182	103,531	90,677	(3.0%)
Home equity revolving lines of credit	1,130	880	28.4%	867	803	759	48.9%
Home equity loans 1st liens	1,684	1,783	(5.6%)	1,930	1,904	2,182	(22.8%)
Home equity loans junior liens	7,119	6,893	3.3%	7,171	6,760	6,530	9.0%

Home equity	9,933	9,556	3.9%	9,968	9,467	9,471	4.9%
Installment	570	664	(14.2%)	653	672	779	(26.8%)
Residential mortgage	20,593	20,941	(1.7%)	22,284	22,121	21,302	(3.3%)

Total consumer	31,096	31,161	(0.2%)	32,905	32,260	31,552	(1.4%)

Total restructured loans (accruing)	$119,066	$120,093	(0.9%)	$121,087	$135,791	$122,229	(2.6%)

Restructured loans in nonaccrual loans (not included above)	$70,354	$67,811	3.8%	$80,590	$74,251	$86,395	(18.6%)

Loans Past Due 30-89 Days	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Commercial and industrial	$8,516	$10,263	(17.0%)	$11,339	$3,795	$4,465	90.7%
Commercial real estate—owner occupied	8,105	6,804	19.1%	11,053	4,843	2,125	281.4%
Lease financing	57	283	(79.9%)	12	17	39	46.2%

Commercial and business lending	16,678	17,350	(3.9%)	22,404	8,655	6,629	151.6%
Commercial real estate—investor	18,269	25,201	(27.5%)	13,472	8,809	12,854	42.1%
Real estate construction	797	2,287	(65.2%)	3,155	1,254	1,618	(50.7%)

Commercial real estate lending	19,066	27,488	(30.6%)	16,627	10,063	14,472	31.7%

Total commercial	35,744	44,838	(20.3%)	39,031	18,718	21,101	69.4%
Home equity revolving lines of credit	7,739	1,832	322.4%	7,829	9,543	7,298	6.0%
Home equity loans 1st liens	1,857	1,869	(0.6%)	1,457	1,535	3,906	(52.5%)
Home equity loans junior liens	2,709	2,848	(4.9%)	4,252	3,745	4,098	(33.9%)

Home equity	12,305	6,549	87.9%	13,538	14,823	15,302	(19.6%)
Installment	1,434	2,500	(42.6%)	2,109	1,693	1,558	(8.0%)
Residential mortgage	9,920	8,793	12.8%	9,403	6,878	9,836	0.9%

Total consumer	23,659	17,842	32.6%	25,050	23,394	26,696	(11.4%)

Total loans past due 30-89 days	$59,403	$62,680	(5.2%)	$64,081	$42,112	$47,797	24.3%

Potential Problem Loans	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Commercial and industrial	$127,382	$127,367	0.0%	$128,434	$120,888	$121,764	4.6%
Commercial real estate—owner occupied	75,074	93,098	(19.4%)	99,592	120,034	108,508	(30.8%)
Lease financing	279	251	11.2%	264	214	324	(13.9%)

Commercial and business lending	202,735	220,716	(8.1%)	228,290	241,136	230,596	(12.1%)
Commercial real estate—investor	89,342	101,775	(12.2%)	107,068	133,046	142,453	(37.3%)
Real estate construction	9,184	10,040	(8.5%)	13,092	18,477	23,905	(61.6%)

Commercial real estate lending	98,526	111,815	(11.9%)	120,160	151,523	166,358	(40.8%)

Total commercial	301,261	332,531	(9.4%)	348,450	392,659	396,954	(24.1%)
Home equity revolving lines of credit	308	450	(31.6%)	520	518	919	(66.5%)
Home equity loans 1st liens	—	—	0.0%	—	—	—	0.0%
Home equity loans junior liens	2,307	2,871	(19.6%)	3,150	2,825	3,254	(29.1%)

Home equity	2,615	3,321	(21.3%)	3,670	3,343	4,173	(37.3%)
Installment	83	99	(16.2%)	111	131	127	(34.6%)
Residential mortgage	5,917	7,882	(24.9%)	8,762	8,197	8,658	(31.7%)

Total consumer	8,615	11,302	(23.8%)	12,543	11,671	12,958	(33.5%)

Total potential problem loans	$309,876	$343,833	(9.9%)	$360,993	$404,330	$409,912	(24.4%)

N/M = Not meaningful.

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended June 30, 2013			Three months ended March 31, 2013
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,860,416	$53,613	3.67%	$5,615,036	$50,712	3.66%
Commercial real estate lending	3,722,108	35,804	3.86	3,592,509	35,864	4.04

Total commercial	9,582,524	89,417	3.74	$9,207,545	$86,576	3.81
Residential mortgage	3,661,742	30,113	3.29	3,622,455	30,481	3.37
Retail	2,483,541	28,291	4.56	2,618,152	29,381	4.53

Total loans	15,727,807	147,821	3.77	15,448,152	146,438	3.83
Investment securities	4,917,671	32,303	2.63	4,891,714	32,757	2.68
Other short-term investments	305,766	1,232	1.61	341,053	1,247	1.47

Investments and other	5,223,437	33,535	2.57	5,232,767	34,004	2.60

Total earning assets	20,951,244	181,356	3.47	20,680,919	180,442	3.52
Other assets, net	2,354,976			2,357,789

Total assets	$23,306,220			$23,038,708

Interest-bearing liabilities:
Savings deposits	$1,207,959	$236	0.08%	$1,141,781	$208	0.07%
Interest-bearing demand deposits	2,867,524	1,190	0.17	2,779,929	1,179	0.17
Money market deposits	6,930,554	3,239	0.19	7,044,344	3,615	0.21
Time deposits	1,907,337	3,104	0.65	1,994,406	3,539	0.72

Total interest-bearing deposits	12,913,374	7,769	0.24	12,960,460	8,541	0.27
Federal funds purchased and securities sold under agreements to repurchase	677,489	333	0.20	779,550	410	0.21
Other short-term funding	1,631,644	525	0.13	1,018,553	332	0.13
Long-term funding	765,514	7,551	3.95	960,820	8,416	3.51

Total short and long-term funding	3,074,647	8,409	1.09	2,758,923	9,158	1.33

Total interest-bearing liabilities	15,988,021	16,178	0.41	15,719,383	17,699	0.45
Noninterest-bearing demand deposits	4,191,704			4,185,924
Other liabilities	205,501			219,902
Stockholders’ equity	2,920,994			2,913,499

Total liabilities and stockholders’ equity	$23,306,220			$23,038,708

Net interest income and rate spread (1)		$165,178	3.06%		$162,743	3.07%

Net interest margin (1)			3.16%			3.17%
Taxable equivalent adjustment		$4,996			$5,090

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Three months ended June 30, 2013			Three months ended June 30, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,860,416	$53,613	3.67%	$5,016,701	$48,584	3.89%
Commercial real estate lending	3,722,108	35,804	3.86	3,320,186	34,843	4.22

Total commercial	9,582,524	89,417	3.74	$8,336,887	$83,427	4.02
Residential mortgage	3,661,742	30,113	3.29	3,273,873	30,266	3.70
Retail	2,483,541	28,291	4.56	2,991,842	34,468	4.63

Total loans	15,727,807	147,821	3.77	14,602,602	148,161	4.07
Investment securities	4,917,671	32,303	2.63	4,402,800	34,416	3.13
Other short-term investments	305,766	1,232	1.61	380,644	1,262	1.33

Investments and other	5,223,437	33,535	2.57	4,783,444	35,678	2.98

Total earning assets	20,951,244	181,356	3.47	19,386,046	183,839	3.80
Other assets, net	2,354,976			2,298,554

Total assets	$23,306,220			$21,684,600

Interest-bearing liabilities:
Savings deposits	$1,207,959	$236	0.08%	$1,109,609	$211	0.08%
Interest-bearing demand deposits	2,867,524	1,190	0.17	2,105,440	917	0.18
Money market deposits	6,930,554	3,239	0.19	5,860,043	3,744	0.26
Time deposits	1,907,337	3,104	0.65	2,280,568	5,681	1.00

Total interest-bearing deposits	12,913,374	7,769	0.24	11,355,660	10,553	0.37
Federal funds purchased and securities sold under agreements to repurchase	677,489	333	0.20	1,114,964	612	0.22
Other short-term funding	1,631,644	525	0.13	1,279,319	1,197	0.38
Long-term funding	765,514	7,551	3.95	1,172,063	11,956	4.08

Total short and long-term funding	3,074,647	8,409	1.09	3,566,346	13,765	1.55

Total interest-bearing liabilities	15,988,021	16,178	0.41	14,922,006	24,318	0.65
Noninterest-bearing demand deposits	4,191,704			3,695,024
Other liabilities	205,501			152,248
Stockholders’ equity	2,920,994			2,915,322

Total liabilities and stockholders’ equity	$23,306,220			$21,684,600

Net interest income and rate spread (1)		$165,178	3.06%		$159,521	3.15%

Net interest margin (1)			3.16%			3.30%
Taxable equivalent adjustment		$4,996			$5,254

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.
(2)	Nonaccrual loans and loans held for sale have been included in the average balances.
(3)	Interest income includes net loan fees.

Net Interest Income Analysis—Taxable Equivalent Basis

Associated Banc-Corp

	Six months ended June 30, 2013			Six months ended June 30, 2012
(in thousands)	Average Balance	Interest Income / Expense	Average Yield / Rate	Average Balance	Interest Income / Expense	Average Yield / Rate
Earning assets:
Loans: (1) (2) (3)
Commercial and business lending	$5,738,404	$104,325	3.66%	$4,922,827	$97,569	3.98%
Commercial real estate lending	3,657,667	71,668	3.95	3,253,668	69,345	4.28

Total commercial	9,396,071	175,993	3.77	$8,176,495	$166,914	4.10
Residential mortgage	3,642,207	60,595	3.33	3,256,480	61,230	3.76
Retail	2,550,474	57,672	4.55	3,023,547	69,979	4.65

Total loans	15,588,752	294,260	3.80	14,456,522	298,123	4.14
Investment securities	4,904,764	65,058	2.65	4,507,200	69,083	3.07
Other short-term investments	323,312	2,480	1.54	415,166	2,509	1.21

Investments and other	5,228,076	67,538	2.58	4,922,366	71,592	2.91

Total earning assets	20,816,828	361,798	3.49	19,378,888	369,715	3.83
Other assets, net	2,356,375			2,292,982

Total assets	$23,173,203			$21,671,870

Interest-bearing liabilities:
Savings deposits	$1,175,053	$444	0.08%	$1,069,499	$396	0.07%
Interest-bearing demand deposits	2,823,969	2,369	0.17	2,109,947	1,861	0.18
Money market deposits	6,987,134	6,854	0.20	5,774,305	7,302	0.25
Time deposits	1,950,631	6,643	0.69	2,382,435	13,030	1.10

Total interest-bearing deposits	12,936,787	16,310	0.25	11,336,186	22,589	0.40
Federal funds purchased and securities sold under agreements to repurchase	728,238	743	0.21	1,228,842	1,379	0.23
Other short-term funding	1,326,792	857	0.13	1,181,692	2,253	0.38
Long-term funding	862,627	15,967	3.71	1,174,489	24,002	4.09

Total short and long-term funding	2,917,657	17,567	1.21	3,585,023	27,634	1.54

Total interest-bearing liabilities	15,854,444	33,877	0.43	14,921,209	50,223	0.68
Noninterest-bearing demand deposits	4,188,830			3,689,439
Other liabilities	212,662			158,468
Stockholders’ equity	2,917,267			2,902,754

Total liabilities and stockholders’ equity	$23,173,203			$21,671,870

Net interest income and rate spread (1)		$327,921	3.06%		$319,492	3.15%

Net interest margin (1)			3.17%			3.31%
Taxable equivalent adjustment		$10,086			$10,557

(1)	The yield on tax exempt loans and securities is computed on a taxable equivalent basis using a tax rate of 35% for all periods presented and is net of the effects of certain disallowed interest deductions.

(2)	Nonaccrual loans and loans held for sale have been included in the average balances.

(3)	Interest income includes net loan fees.

Financial Summary and Comparison

Associated Banc-Corp

Period End Loan Composition	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Commercial and industrial	$4,752,838	$4,651,143	2.2%	$4,502,021	$4,265,356	$4,076,370	16.6%
Commercial real estate—owner occupied	1,174,866	1,199,513	(2.1%)	1,219,747	1,197,517	1,116,815	5.2%
Lease financing	55,084	57,908	(4.9%)	64,196	60,818	62,750	(12.2%)

Commercial and business lending	5,982,788	5,908,564	1.3%	5,785,964	5,523,691	5,255,935	13.8%
Commercial real estate—investor	3,010,992	2,900,167	3.8%	2,906,759	2,787,158	2,810,521	7.1%
Real estate—construction	800,569	729,145	9.8%	655,381	611,186	612,556	30.7%

Commercial real estate lending	3,811,561	3,629,312	5.0%	3,562,140	3,398,344	3,423,077	11.3%

Total commercial	9,794,349	9,537,876	2.7%	9,348,104	8,922,035	8,679,012	12.9%
Home equity revolving lines of credit	888,162	904,187	(1.8%)	936,065	988,800	1,009,634	(12.0%)
Home equity loans 1st liens	863,779	940,017	(8.1%)	1,013,757	1,079,075	1,116,093	(22.6%)
Home equity loans junior liens	234,292	254,203	(7.8%)	269,672	289,025	303,867	(22.9%)

Home equity	1,986,233	2,098,407	(5.3%)	2,219,494	2,356,900	2,429,594	(18.2%)
Installment	434,029	447,445	(3.0%)	466,727	482,451	510,831	(15.0%)
Residential mortgage	3,531,988	3,467,834	1.8%	3,376,697	3,204,828	3,079,465	14.7%

Total consumer	5,952,250	6,013,686	(1.0%)	6,062,918	6,044,179	6,019,890	(1.1%)

Total loans	$15,746,599	$15,551,562	1.3%	$15,411,022	$14,966,214	$14,698,902	7.1%

Period End Deposit and Customer Funding Composition	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Noninterest-bearing demand	$4,259,776	$4,453,109	(4.3%)	$4,759,556	$4,320,437	$3,874,429	9.9%
Savings	1,211,567	1,197,134	1.2%	1,109,861	1,115,783	1,117,593	8.4%
Interest-bearing demand	2,802,277	2,966,934	(5.5%)	2,554,479	2,230,740	2,078,037	34.9%
Money market	7,040,317	6,836,678	3.0%	6,518,075	6,682,640	5,822,449	20.9%
Brokered CDs	59,206	49,919	18.6%	26,270	33,612	41,104	44.0%
Other time	1,759,293	1,917,520	(8.3%)	1,971,624	2,067,380	2,173,259	(19.0%)

Total deposits	17,132,436	17,421,294	(1.7%)	16,939,865	16,450,592	15,106,871	13.4%
Customer repo sweeps	489,700	617,038	(20.6%)	564,038	600,225	592,203	(17.3%)
Customer repo term	—	4,882	(100.0%)	115,032	448,782	619,897	(100.0%)

Total customer funding	489,700	621,920	(21.3%)	679,070	1,049,007	1,212,100	(59.6%)

Total deposits and customer funding	$17,622,136	$18,043,214	(2.3%)	$17,618,935	$17,499,599	$16,318,971	8.0%

Network transaction deposits included above in interest-bearing demand and money market	2,135,306	2,054,714	3.9%	1,684,745	1,740,434	1,234,010	73.0%
Brokered CDs	59,206	49,919	18.6%	26,270	33,612	41,104	44.0%

Total network and brokered funding	2,194,512	2,104,633	4.3%	1,711,015	1,774,046	1,275,114	72.1%

Net customer deposits and funding (1)	15,427,624	15,938,581	(3.2%)	15,907,920	15,725,553	15,043,857	2.6%

(1) Total deposits and customer funding excluding total network and brokered funding.

Average Loan Composition	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Commercial and industrial	$4,635,892	$4,358,486	6.4%	$4,182,852	$4,110,122	$3,862,439	20.0%
Commercial real estate—owner occupied	1,169,124	1,196,912	(2.3%)	1,185,846	1,103,988	1,092,326	7.0%
Lease financing	55,400	59,638	(7.1%)	62,497	60,959	61,936	(10.6%)

Commercial and business lending	5,860,416	5,615,036	4.4%	5,431,195	5,275,069	5,016,701	16.8%
Commercial real estate—investor	2,951,524	2,899,930	1.8%	2,821,023	2,832,447	2,755,943	7.1%
Real estate construction	770,584	692,579	11.3%	630,081	607,773	564,243	36.6%

Commercial real estate lending	3,722,108	3,592,509	3.6%	3,451,104	3,440,220	3,320,186	12.1%

Total commercial	9,582,524	9,207,545	4.1%	8,882,299	8,715,289	8,336,887	14.9%
Home equity revolving lines of credit	896,931	922,084	(2.7%)	962,263	995,156	1,018,512	(11.9%)
Home equity loans 1st liens	902,554	976,466	(7.6%)	1,047,207	1,097,394	1,135,391	(20.5%)
Home equity loans junior liens	242,796	262,193	(7.4%)	280,051	296,021	313,661	(22.6%)

Total home equity	2,042,281	2,160,743	(5.5%)	2,289,521	2,388,571	2,467,564	(17.2%)
Installment	441,260	457,409	(3.5%)	473,563	492,721	524,278	(15.8%)
Residential mortgage	3,661,742	3,622,455	1.1%	3,485,719	3,320,212	3,273,873	11.8%

Total consumer	6,145,283	6,240,607	(1.5%)	6,248,803	6,201,504	6,265,715	(1.9%)

Total loans	$15,727,807	$15,448,152	1.8%	$15,131,102	$14,916,793	$14,602,602	7.7%

Average Deposit Composition	Jun 30, 2013	Mar 31, 2013	Jun 13 vs Mar 13 % Change	Dec 31, 2012	Sep 30, 2012	Jun 30, 2012	Jun 13 vs Jun 12 % Change
Noninterest-bearing demand	$4,191,704	$4,185,924	0.1%	$4,448,767	$3,962,102	$3,695,024	13.4%
Savings	1,207,959	1,141,781	5.8%	1,129,983	1,117,194	1,109,609	8.9%
Interest-bearing demand	2,867,524	2,779,929	3.2%	2,236,826	2,136,280	2,105,440	36.2%
Money market	6,930,554	7,044,344	(1.6%)	6,797,306	6,240,596	5,860,043	18.3%
Time deposits	1,907,337	1,994,406	(4.4%)	2,037,386	2,159,684	2,280,568	(16.4%)

Total deposits	$17,105,078	$17,146,384	(0.2%)	$16,650,268	$15,615,856	$15,050,684	13.6%